Exhibit 99.1




                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)


         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The Interpublic Group of Companies, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



         Dated:  August 14, 2002
                                                /s/ John J. Dooner, Jr.
                                                ------------------------
                                                John J. Dooner, Jr.
                                                Chief Executive Officer


         Dated:   August 14, 2002
                                                /s/ Sean F. Orr
                                                ------------------------
                                                Sean F. Orr
                                                Chief Financial Officer


         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.